Advisors Disciplined Trust 2240

Supplement to the Prospectus

The trust has received cash in exchange for its shares of Vector Group Limited (VGR) from JT Group through a merger transaction between Vector Group Limited and JT Group. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Strategic High 80 Dividend Portfolio, Series 2024-3Q will no longer include shares of VGR.

Supplement Dated: October 8, 2024